UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Michael W. Stockton

The New Economy Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The New Economy Fund® Annual report for the year ended November 30, 2017

We believe in investing
in global companies
that will help shape
our future.

The New Economy Fund seeks long-term growth of capital. Current income is a secondary consideration.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	26.66%	15.04%	8.47%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.78% for Class A shares as of the prospectus dated February 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
34	Board of trustees and other officers

Fellow investors:

Economic expansion across most countries around the world helped stock markets move higher during the 12 months ended November 30, 2017. The New Economy Fund’s return rose 34.53% with all distributions reinvested during the period. This outpaced the 22.87% rise of the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, and the 24.64% increase in the unmanaged MSCI ACWI (All Country World Index),1 which measures equity market results based on more than 40 developed and emerging market country indexes.

The fund’s return also surpassed the 26.54% return of the Global Service and Information Index, an unmanaged index that tracks companies in the services and information sectors around the world. The fund’s return also beat the 27.42% gain of the Lipper Growth Funds Index, which measures a number of U.S. growth funds, and the 27.19% return of the Lipper

Results at a glance

For periods ended November 30, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)

The New Economy Fund (Class A shares)	34.53%	16.91%	8.98%	11.51%
Standard & Poor’s 500 Composite Index[2]	22.87	15.74	8.30	11.14
MSCI ACWI (All Country World Index)[1,2,3]	24.64	10.94	4.37	N/A
Global Service and Information Index[2,3,4]	26.54	14.66	6.67	N/A
Lipper Growth Funds Index[5]	27.42	16.03	7.84	9.57
Lipper International Funds Index[3,5]	27.19	8.55	2.18	N/A

[1]	Source: MSCI. Results reflect dividends net of withholding taxes.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.
[4]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[5]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

The New Economy Fund	1

International Funds Index, which measures funds invested in securities whose primary trading markets are outside the U.S.

For the 10-year period ending November 30, 2017, The New Economy Fund has an average annual total return of 8.98%, which exceeded the 6.67% return of the Global Service and Information Index, the 8.30% return of the S&P 500 and the 4.37% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table on page 1) are important for investors to consider as they are most reflective of our long-term approach and philosophy.

Global economic growth shifts to a higher gear

Global economies remained on solid footing led by strong corporate earnings and accommodative monetary policy, amid a backdrop of macroeconomic stability across most regions. The U.S. set the pace with GDP growing an annualized 3.2% in the third quarter as the economic picture was strong, reflecting an improving jobs market, rising consumer confidence, growth in retail sales and healthy corporate profits. The U.S. unemployment rate ticked down to 4.1%, a 16-year low. As a tailwind to the economy, this bolstered consumer confidence that helped contribute to an increase in consumer spending. In addition, corporate earnings rose 5.8% in the third quarter.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times this fiscal year and announced it would begin to reduce the size of its balance sheet on its path to policy normalization. Rate hikes come at a time when the U.S. economy continues to get healthier.

As European economic growth kicked into a higher gear, officials from the European Central Bank said the bank would extend its monetary stimulus program until at least September of next year to help keep the economy on track. Ultra-low or negative interest rates and a broad-based recovery across the continent, particularly in countries that have engaged in fiscal reform over the past few years, facilitated Europe’s growth trajectory while helping combat deflationary pressures. The euro zone’s third quarter GDP grew at an annualized rate of 2.5%, while the unemployment rate fell to 8.9%, its lowest level since 2009.

Among emerging markets, China’s economic growth was helped by higher commodity prices, industrial activity and government policy measures designed to stimulate the economy. China continued to build a rich digital ecosystem around e-commerce, which sustained the economy’s boost to global competitiveness. On the political front, President Xi Jinping’s re-election confirmed support for his policies aimed at accelerating China’s economic development and improving international relations. Elsewhere, government leaders of Brazil and India unveiled more plans designed to stoke their respective economies, which expanded at an improving tempo.

The fund

The fund’s investments in information technology, health care and consumer discretionary companies boosted results, as many companies’ earnings growth in these sectors was more rapid than growth in the broad-based economy and markets. Pockets of the global economy that didn’t do as well impacted certain sectors such as energy. However, The New Economy Fund’s exposure was not significant here.

Where the fund’s assets are invested (by country of domicile)

	As of November 30, 2017	Percent of net assets
■	United States	57.1%
■	Asia & Pacific Basin	22.8
■	Europe	10.7
■	Other (including Latin America)	.9
■	Short-term securities & other assets less liabilities	8.5

	As of November 30, 2016	Percent of net assets
■	United States	61.6%
■	Asia & Pacific Basin	19.8
■	Europe	9.8
■	Other (including Latin America)	1.8
■	Short-term securities & other assets less liabilities	7.0

2	The New Economy Fund

We remind investors that investing is a long-term journey. As global equity markets continue to advance, valuations for many companies are up and that calls into question the sustainability of this bull market. At this point in the market cycle, selectivity is particularly important.

A look ahead

When it comes to stock selection, a global mindset is important. As global equity markets rally, fund managers continue to invest in many different geographies and seek to find companies at a reasonable price with solid growth opportunities around the world. Our long-term focus on global research and in-depth fundamental analysis is key to this process.

Thank you for your continued faith in our investment philosophy. We look forward to reporting to you again in six months.

Sincerely,

Timothy D. Armour

Vice Chairman of the Board

Claudia P. Huntington

President

January 12, 2018

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The New Economy Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	62%	100%
■	Canada	—	—
■	Europe	12	—
■	Japan	4	—
■	Asia-Pacific ex. Japan	3	—
■	Emerging markets	19	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	41%	63%
■	Canada	1	2
■	Europe	14	12
■	Japan	4	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	38	19
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of November 30, 2017).

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

The New Economy Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2017)*

	1 year	5 years	10 years
Class A shares	26.78%	15.53%	8.34%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$400,000
200,000
100,000
50,000
20,000
10,000
9,000

Year ended November 30	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995
Total value												
Dividends reinvested	–	$199	140	367	315	421	565	588	327	189	307	516
Value at year-end	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395	32,619	42,601	41,348	50,949
NEF total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7	23.6	30.6	(2.9)	23.2

4	The New Economy Fund

How a $10,000 investment has grown

This chart illustrates how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2017, the end of its latest fiscal year. The fund’s year-by-year results appear in the table beneath the chart.

The New Economy Fund	5

Summary investment portfolio November 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	57.05%
China	7.46
United Kingdom	5.40
Euro zone*	5.29
South Korea	4.74
Japan	3.46
Hong Kong	3.00
India	2.25
Indonesia	.71
Other countries	2.10
Short-term securities & other assets less liabilities	8.54
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 91.06%	Shares	Value (000)
Information technology 32.60%
Tencent Holdings Ltd.[1]	10,681,100	$551,349
Samsung Electronics Co., Ltd.[1]	230,296	541,084
Alphabet Inc., Class C2	245,288	250,539
Alphabet Inc., Class A2	192,695	199,665
Micron Technology, Inc.[2]	9,968,000	422,544
Skyworks Solutions, Inc.	3,467,150	363,149
Alibaba Group Holding Ltd. (ADR)[2]	1,521,400	269,410
Qorvo, Inc.[2]	3,294,480	252,291
Accenture PLC, Class A	1,568,300	232,124
Applied Materials, Inc.	3,945,000	208,178
SK hynix, Inc.[1]	2,868,000	204,382
Apple Inc.	1,022,300	175,682
Baidu, Inc., Class A (ADR)[2]	614,380	146,579
AAC Technologies Holdings Inc.[1]	7,135,500	143,951
Trimble Inc.[2]	3,309,430	138,963
Texas Instruments Inc.	1,345,000	130,855
Zebra Technologies Corp., Class A2	1,105,800	121,992
International Business Machines Corp.	390,000	60,048
Other securities		1,711,699
		6,124,484

Health care 17.63%
Thermo Fisher Scientific Inc.	2,050,000	395,158
AbbVie Inc.	3,929,170	380,815
Bluebird Bio, Inc.[2]	2,109,134	364,458
Stryker Corp.	1,311,550	204,602
Amgen Inc.	860,322	151,124
GW Pharmaceuticals PLC (ADR)[2]	1,172,180	145,925
LivaNova PLC[2]	1,650,000	143,847
UnitedHealth Group Inc.	618,800	141,192
BioMarin Pharmaceutical Inc.[2]	1,535,130	131,714
Hologic, Inc.[2]	3,139,000	130,959
Other securities		1,121,911
		3,311,705

Consumer discretionary 15.11%
Netflix, Inc.[2]	3,643,100	683,373
Galaxy Entertainment Group Ltd.[1]	52,996,000	381,704
Amazon.com, Inc.[2]	314,325	369,882
Marriott International, Inc., Class A	1,234,600	156,794
Twenty-First Century Fox, Inc., Class A	4,800,000	153,312
Other securities		1,092,356
		2,837,421

6	The New Economy Fund

	Shares	Value (000)
Financials 10.78%
Kotak Mahindra Bank Ltd.[1]	14,190,882	$220,875
Webster Financial Corp.	2,657,500	152,461
AIA Group Ltd.[1]	18,391,800	149,910
HDFC Bank Ltd.[1]	4,497,000	129,410
EXOR NV1	2,108,000	127,846
Banco Santander, SA1	18,813,487	126,516
Prudential PLC[1]	4,900,000	123,279
Other securities		995,298
		2,025,595

Industrials 5.95%
CSX Corp.	3,809,400	212,374
Union Pacific Corp.	994,954	125,862
Ryanair Holdings PLC (ADR)[2]	1,026,999	125,232
Nidec Corp.[1]	870,000	119,075
Other securities		534,859
		1,117,402

Utilities 0.71%
ENN Energy Holdings Ltd.[1]	18,266,000	133,448

Other 3.67%
Other securities		689,635

Miscellaneous 4.61%
Other common stocks in initial period of acquisition		865,044

Total common stocks (cost: $10,429,413,000)		17,104,734

Bonds, notes & other debt instruments 0.40%	Principal amount (000)
U.S. Treasury bonds & notes 0.40%
Other securities		74,884

Total bonds, notes & other debt instruments (cost: $74,927,000)		74,884

Short-term securities 8.78%
Apple Inc. 1.17%–1.24% due 12/5/2017–1/8/2018[3]	$185,000	184,903
Bank of New York Mellon Corp. 1.18%–1.21% due 12/5/2017–1/22/2018	125,100	124,945
Chevron Corp. 1.10%–1.14% due 12/4/2017–12/18/2017[3]	122,200	122,157
Federal Home Loan Bank 1.08%–1.25% due 1/5/2018–2/28/2018	295,500	294,988
IBM Corp. 1.23%–1.25% due 12/20/2017–12/29/2017[3]	124,300	124,205
IBM Credit Corp. 1.23%–1.42% due 12/20/2017–2/21/2018[3]	75,400	75,233
Other securities		722,761

Total short-term securities (cost: $1,649,207,000)		1,649,192
Total investment securities 100.24% (cost: $12,153,547,000)		18,828,810
Other assets less liabilities (0.24%)		(44,461)

Net assets 100.00%		$18,784,349

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The New Economy Fund	7

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 11/30/2017 (000)
Common stocks 0.48%
Information technology 0.32%
Cray Inc.[2]	2,303,010	340,000	—	2,643,010	$—	$10,048	$—	$60,129
Health care 0.16%
Mesoblast Ltd.[1,2]	21,900,000	5,701,583	—	27,601,583	—	1,158	—	28,138
Mesoblast Ltd. (ADR)[2]	372,800	—	—	372,800	—	261	—	1,946
Kite Pharma, Inc.[2,4]	2,976,570	467,000	3,443,570	—	417,236	9,784	—	—
NuVasive, Inc.[2,4]	3,163,500	—	2,050,000	1,113,500	73,647	(75,110)	—	—
								30,084
Total common stocks								90,213
Total 0.48%					$490,883	$(53,859)	$—	$90,213

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $5,495,377,000, which represented 29.26% of the net assets of the fund. This amount includes $5,365,965,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,087,098,000, which represented 5.79% of the net assets of the fund.
[4]	Unaffiliated issuer at 11/30/2017.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

8	The New Economy Fund

Financial statements

Statement of assets and liabilities
at November 30, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $11,958,111)	$18,738,597
Affiliated issuers (cost: $195,436)	90,213	$18,828,810
Cash		283
Cash denominated in currencies other than U.S. dollars (cost: $633)		633
Receivables for:
Sales of investments	17,015
Sales of fund’s shares	22,473
Dividends and interest	12,671
Other	207	52,366
		18,882,092
Liabilities:
Payables for:
Purchases of investments	65,392
Repurchases of fund’s shares	14,932
Investment advisory services	5,863
Services provided by related parties	6,475
Trustees’ deferred compensation	2,603
Other	2,478	97,743
Net assets at November 30, 2017		$18,784,349

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,557,985
Undistributed net investment income		35,565
Undistributed net realized gain		1,517,370
Net unrealized appreciation		6,673,429
Net assets at November 30, 2017		$18,784,349

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (391,175 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$12,078,614	250,305		$48.26
Class C	538,835	12,310		43.77
Class T	12	—	*	48.32
Class F-1	363,215	7,511		48.36
Class F-2	1,052,120	21,803		48.26
Class F-3	323,934	6,696		48.38
Class 529-A	561,527	11,748		47.80
Class 529-C	145,993	3,293		44.33
Class 529-E	27,218	578		47.11
Class 529-T	12	—	*	48.30
Class 529-F-1	44,738	936		47.80
Class R-1	50,342	1,117		45.07
Class R-2	200,230	4,418		45.32
Class R-2E	6,759	142		47.55
Class R-3	341,901	7,244		47.20
Class R-4	437,628	9,152		47.82
Class R-5E	160	3		48.17
Class R-5	137,157	2,824		48.56
Class R-6	2,473,954	51,095		48.42

* Amount less than one thousand.

See Notes to Financial Statements

The New Economy Fund	9

Statement of operations
for the year ended November 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,311)	$157,750
Interest	13,297	$171,047
Fees and expenses*:
Investment advisory services	63,407
Distribution services	37,761
Transfer agent services	18,115
Administrative services	3,947
Reports to shareholders	803
Registration statement and prospectus	792
Trustees’ compensation	1,000
Auditing and legal	212
Custodian	1,337
Other	541
Total fees and expenses before reimbursement	127,915
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		127,915
Net investment income		43,132

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,040,390
Affiliated issuers	490,883
Forward currency contracts	614
Currency transactions	(1,220)	1,530,667
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $2,039):
Unaffiliated issuers	3,373,889
Affiliated issuers	(53,859)
Forward currency contracts	(590)
Currency translations	321	3,319,761
Net realized gain and unrealized appreciation		4,850,428

Net increase in net assets resulting from operations		$4,893,560

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

10	The New Economy Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2017	2016
Operations:
Net investment income	$43,132	$43,947
Net realized gain	1,530,667	323,981
Net unrealized appreciation (depreciation)	3,319,761	(398,456)
Net increase (decrease) in net assets resulting from operations	4,893,560	(30,528)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(44,258)	(64,296)
Distributions from net realized gain on investments	(283,262)	(836,882)
Total dividends and distributions paid to shareholders	(327,520)	(901,178)

Net capital share transactions	(462,417)	(123,375)

Total increase (decrease) in net assets	4,103,623	(1,055,081)

Net assets:
Beginning of year	14,680,726	15,735,807
End of year (including undistributed net investment income: $35,565 and $22,756, respectively)	$18,784,349	$14,680,726

See Notes to Financial Statements

The New Economy Fund	11

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. Current income is a secondary consideration.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

12	The New Economy Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The New Economy Fund	13

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,213,198	$1,911,286	$—	$6,124,484
Health care	3,004,239	307,466	—	3,311,705
Consumer discretionary	1,873,721	963,700	—	2,837,421
Financials	917,804	1,107,791	—	2,025,595
Industrials	636,052	481,350	—	1,117,402
Utilities	—	133,448	—	133,448
Other	292,132	397,503	—	689,635
Miscellaneous	672,211	192,833	—	865,044
Bonds, notes & other debt instruments	—	74,884	—	74,884
Short-term securities	—	1,649,192	—	1,649,192
Total	$11,609,357	$7,219,453	$—	$18,828,810

*	Securities with a value of $5,365,965,000, which represented 28.57% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

14	The New Economy Fund

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $28,457,000.

The New Economy Fund	15

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2017, the fund reclassified $34,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $13,969,000 from undistributed net realized gain to undistributed net investment income and $89,123,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$38,232
Undistributed long-term capital gains	1,417,363
Gross unrealized appreciation on investments	7,104,513
Gross unrealized depreciation on investments	(329,307)
Net unrealized appreciation on investments	6,775,206
Cost of investments	12,053,604

16	The New Economy Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2017						Year ended November 30, 2016
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$24,857		$185,432		$210,289		$42,416		$564,020	$606,436
Class B1	—		82		82		—		1,126	1,126
Class C	—		9,548		9,548		—		31,172	31,172
Class T2	—		—		—
Class F-1	497		5,826		6,323		1,264		20,849	22,113
Class F-2	3,955		14,554		18,509		4,814		41,082	45,896
Class F-3[3]	—		—		—
Class 529-A	833		8,084		8,917		1,442		23,103	24,545
Class 529-B1	—		12		12		—		170	170
Class 529-C	—		2,358		2,358		1		6,785	6,786
Class 529-E	—		416		416		21		1,193	1,214
Class 529-T2	—		—		—
Class 529-F-1	136		641		777		177		1,786	1,963
Class R-1	—		949		949		—		3,158	3,158
Class R-2	—		3,308		3,308		—		10,328	10,328
Class R-2E	4		43		47		2		17	19
Class R-3	—		5,524		5,524		166		17,697	17,863
Class R-4	820		6,753		7,573		1,535		21,244	22,779
Class R-5E	—	[4]	—	[4]	—	[4]	—	[4]	1	1
Class R-5	588		2,033		2,621		1,065		8,411	9,476
Class R-6	12,568		37,699		50,267		11,393		84,740	96,133
Total	$44,258		$283,262		$327,520		$64,296		$836,882	$901,178

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2017, the investment advisory services fee was $63,407,000, which was equivalent to an annualized rate of 0.385% of average daily net assets.

The New Economy Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	The New Economy Fund

For the year ended November 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$25,333	$13,688		$1,074		Not applicable
Class B1	10	2		Not applicable		Not applicable
Class C	4,876	643		245		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	820	444		165		Not applicable
Class F-2	Not applicable	930		431		Not applicable
Class F-3[4]	Not applicable	15		75		Not applicable
Class 529-A	1,001	544		241		$328
Class 529-B1	1	—	[3]	—	[3]	—	[3]
Class 529-C	1,265	153		64		87
Class 529-E	119	15		12		17
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	44		19		26
Class R-1	477	51		24		Not applicable
Class R-2	1,329	636		90		Not applicable
Class R-2E	28	10		2		Not applicable
Class R-3	1,523	471		153		Not applicable
Class R-4	979	396		197		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	60		60		Not applicable
Class R-6	Not applicable	13		1,095		Not applicable
Total class-specific expenses	$37,761	$18,115		$3,947		$458

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,000,000 in the fund’s statement of operations reflects $537,000 in current fees (either paid in cash or deferred) and a net increase of $463,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2017, the fund engaged in such purchase and sale transactions with related funds in the amounts of $112,849,000 and $313,452,000, respectively.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2017.

The New Economy Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2017

Class A	$924,678	22,177		$205,956	5,691		$(1,729,429)	(42,141)	$(598,795)	(14,273)
Class B2	14	—	[3]	81	3		(5,457)	(154)	(5,362)	(151)
Class C	77,349	2,022		9,464	286		(139,265)	(3,718)	(52,452)	(1,410)
Class T4	10	—	[3]	—	—		—	—	10	— [3]
Class F-1	96,110	2,301		6,247	172		(135,385)	(3,260)	(33,028)	(787)
Class F-2	477,779	11,518		17,408	482		(433,045)	(10,661)	62,142	1,339
Class F-3[5]	321,250	7,648		—	—		(42,751)	(952)	278,499	6,696
Class 529-A	64,266	1,559		8,914	248		(61,815)	(1,514)	11,365	293
Class 529-B2	4	—	[3]	12	—	[3]	(814)	(23)	(798)	(23)
Class 529-C	16,197	421		2,358	70		(20,671)	(547)	(2,116)	(56)
Class 529-E	2,813	70		416	12		(3,622)	(90)	(393)	(8)
Class 529-T4	10	—	[3]	—	—		—	—	10	— [3]
Class 529-F-1	7,178	177		775	22		(7,015)	(173)	938	26
Class R-1	8,036	203		949	28		(18,317)	(472)	(9,332)	(241)
Class R-2	49,549	1,268		3,306	97		(64,702)	(1,675)	(11,847)	(310)
Class R-2E	3,908	97		48	1		(696)	(16)	3,260	82
Class R-3	79,073	1,947		5,519	156		(112,975)	(2,830)	(28,383)	(727)
Class R-4	88,902	2,172		7,573	211		(116,422)	(2,823)	(19,947)	(440)
Class R-5E	184	4		—	—		(42)	(1)	142	3
Class R-5	30,151	733		2,585	71		(35,298)	(863)	(2,562)	(59)
Class R-6	465,780	11,286		50,267	1,388		(569,815)	(13,727)	(53,768)	(1,053)
Total net increase (decrease)	$2,713,241	65,603		$321,878	8,938		$(3,497,536)	(85,640)	$(462,417)	(11,099)

Year ended November 30, 2016

Class A	$783,808	22,406		$594,256	16,530		$(1,705,522)	(48,300)	$(327,458)	(9,364)
Class B	375	12		1,121	33		(15,620)	(479)	(14,124)	(434)
Class C	72,193	2,244		30,853	932		(147,202)	(4,567)	(44,156)	(1,391)
Class F-1	86,017	2,451		21,873	607		(180,787)	(5,130)	(72,897)	(2,072)
Class F-2	353,920	9,935		43,221	1,204		(371,391)	(10,585)	25,750	554
Class 529-A	52,172	1,496		24,543	689		(66,318)	(1,888)	10,397	297
Class 529-B	86	3		169	5		(2,429)	(74)	(2,174)	(66)
Class 529-C	15,362	470		6,785	202		(19,900)	(607)	2,247	65
Class 529-E	2,512	74		1,214	34		(3,381)	(98)	345	10
Class 529-F-1	8,228	232		1,963	55		(8,494)	(238)	1,697	49
Class R-1	7,359	224		3,158	93		(17,462)	(526)	(6,945)	(209)
Class R-2	43,565	1,309		10,323	302		(63,259)	(1,909)	(9,371)	(298)
Class R-2E	2,200	62		19	1		(179)	(5)	2,040	58
Class R-3	66,273	1,929		17,854	506		(105,025)	(3,044)	(20,898)	(609)
Class R-4	71,025	2,047		22,777	639		(118,143)	(3,385)	(24,341)	(699)
Class R-5E	—	—		—	—		—	—	—	—
Class R-5	31,535	900		9,470	262		(80,457)	(2,348)	(39,452)	(1,186)
Class R-6	482,376	13,908		96,133	2,672		(182,544)	(5,127)	395,965	11,453
Total net increase (decrease)	$2,079,006	59,702		$885,732	24,766		$(3,088,113)	(88,310)	$(123,375)	(3,842)

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,229,494,000 and $5,632,787,000, respectively, during the year ended November 30, 2017.

20	The New Economy Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[2,4]
Class A:
11/30/2017	$36.67	$.11	$12.29	$12.40	$(.10)	$(.71)	$(.81)	$48.26	34.53%	$12,079		.78%		.78%		.25%
11/30/2016	38.93	.11	(.15)	(.04)	(.16)	(2.06)	(2.22)	36.67	.00	9,702		.81		.81		.30
11/30/2015	40.58	.11	1.47	1.58	(.20)	(3.03)	(3.23)	38.93	4.27	10,666		.78		.78		.29
11/30/2014	39.61	.22	3.28	3.50	(.14)	(2.39)	(2.53)	40.58	9.25	9,984		.79		.79		.56
11/30/2013	28.83	.17	11.67	11.84	(.18)	(.88)	(1.06)	39.61	42.52	8,920		.83		.83		.50
Class C:
11/30/2017	33.51	(.21)	11.18	10.97	—	(.71)	(.71)	43.77	33.42	539		1.59		1.59		(.55)
11/30/2016	35.89	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	33.51	(.82)	460		1.62		1.62		(.51)
11/30/2015	37.74	(.18)	1.36	1.18	—	(3.03)	(3.03)	35.89	3.44	542		1.59		1.59		(.51)
11/30/2014	37.16	(.10)	3.07	2.97	—	(2.39)	(2.39)	37.74	8.37	475		1.60		1.60		(.26)
11/30/2013	27.15	(.10)	10.99	10.89	—	(.88)	(.88)	37.16	41.37	350		1.63		1.63		(.32)
Class T:
11/30/2017[5,6]	39.44	.12	8.76	8.88	—	—	—	48.32	22.52 [7,8]	—	[9]	.59	[8,10]	.59	[8,10]	.43 [8,10]
Class F-1:
11/30/2017	36.73	.08	12.32	12.40	(.06)	(.71)	(.77)	48.36	34.46	363		.84		.84		.19
11/30/2016	38.99	.09	(.17)	(.08)	(.12)	(2.06)	(2.18)	36.73	(.08)	305		.85		.85		.26
11/30/2015	40.60	.10	1.47	1.57	(.15)	(3.03)	(3.18)	38.99	4.23	404		.83		.83		.25
11/30/2014	39.67	.21	3.27	3.48	(.16)	(2.39)	(2.55)	40.60	9.20	412		.84		.84		.54
11/30/2013	28.87	.14	11.70	11.84	(.16)	(.88)	(1.04)	39.67	42.46	418		.86		.86		.43
Class F-2:
11/30/2017	36.69	.19	12.28	12.47	(.19)	(.71)	(.90)	48.26	34.81	1,052		.57		.57		.46
11/30/2016	38.96	.19	(.16)	.03	(.24)	(2.06)	(2.30)	36.69	.22	751		.58		.58		.53
11/30/2015	40.63	.19	1.47	1.66	(.30)	(3.03)	(3.33)	38.96	4.49	776		.57		.57		.50
11/30/2014	39.65	.29	3.31	3.60	(.23)	(2.39)	(2.62)	40.63	9.52	662		.57		.57		.73
11/30/2013	28.88	.24	11.68	11.92	(.27)	(.88)	(1.15)	39.65	42.88	330		.57		.57		.70
Class F-3:
11/30/2017[5,11]	37.90	.20	10.28	10.48	—	—	—	48.38	27.65 [7]	324		.47	[10]	.47	[10]	.53 [10]
Class 529-A:
11/30/2017	36.33	.08	12.17	12.25	(.07)	(.71)	(.78)	47.80	34.44	561		.85		.85		.19
11/30/2016	38.60	.08	(.16)	(.08)	(.13)	(2.06)	(2.19)	36.33	(.10)	416		.88		.88		.23
11/30/2015	40.27	.08	1.46	1.54	(.18)	(3.03)	(3.21)	38.60	4.19	431		.86		.86		.21
11/30/2014	39.33	.18	3.27	3.45	(.12)	(2.39)	(2.51)	40.27	9.19	388		.87		.87		.47
11/30/2013	28.65	.14	11.58	11.72	(.16)	(.88)	(1.04)	39.33	42.38	325		.91		.91		.42

See end of table for footnotes.

The New Economy Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
11/30/2017	$33.94	$(.23)	$11.33	$11.10	$—	$(.71)	$(.71)	$44.33	33.38%	$146		1.64%		1.64%		(.60)%
11/30/2016	36.35	(.19)	(.16)	(.35)	—	(2.06)	(2.06)	33.94	(.90)	114		1.67		1.67		(.57)
11/30/2015	38.21	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.35	3.37	120		1.66		1.66		(.59)
11/30/2014	37.62	(.12)	3.10	2.98	—	(2.39)	(2.39)	38.21	8.29	109		1.67		1.67		(.33)
11/30/2013	27.49	(.12)	11.13	11.01	—	(.88)	(.88)	37.62	41.30	94		1.71		1.71		(.38)
Class 529-E:
11/30/2017	35.83	(.02)	12.01	11.99	—	(.71)	(.71)	47.11	34.11	27		1.09		1.09		(.05)
11/30/2016	38.09	— [12]	(.16)	(.16)	(.04)	(2.06)	(2.10)	35.83	(.33)	21		1.12		1.12		(.01)
11/30/2015	39.78	(.01)	1.43	1.42	(.08)	(3.03)	(3.11)	38.09	3.92	22		1.11		1.11		(.04)
11/30/2014	38.91	.08	3.23	3.31	(.05)	(2.39)	(2.44)	39.78	8.89	21		1.12		1.12		.21
11/30/2013	28.35	.05	11.48	11.53	(.09)	(.88)	(.97)	38.91	42.04	17		1.16		1.16		.16
Class 529-T:
11/30/2017[5,6]	39.44	.11	8.75	8.86	—	—	—	48.30	22.46 [7,8]	—	[9]	.65	[8,10]	.65	[8,10]	.38 [8,10]
Class 529-F-1:
11/30/2017	36.34	.16	12.16	12.32	(.15)	(.71)	(.86)	47.80	34.71	45		.64		.64		.39
11/30/2016	38.61	.15	(.16)	(.01)	(.20)	(2.06)	(2.26)	36.34	.14	33		.68		.68		.43
11/30/2015	40.28	.16	1.45	1.61	(.25)	(3.03)	(3.28)	38.61	4.37	33		.66		.66		.41
11/30/2014	39.33	.26	3.26	3.52	(.18)	(2.39)	(2.57)	40.28	9.39	28		.67		.67		.68
11/30/2013	28.65	.21	11.58	11.79	(.23)	(.88)	(1.11)	39.33	42.69	22		.71		.71		.62
Class R-1:
11/30/2017	34.47	(.20)	11.51	11.31	—	(.71)	(.71)	45.07	33.47	50		1.56		1.56		(.52)
11/30/2016	36.84	(.15)	(.16)	(.31)	—	(2.06)	(2.06)	34.47	(.77)	47		1.57		1.57		(.46)
11/30/2015	38.66	(.18)	1.39	1.21	—	(3.03)	(3.03)	36.84	3.44	58		1.56		1.56		(.49)
11/30/2014	37.99	(.09)	3.15	3.06	—	(2.39)	(2.39)	38.66	8.43	52		1.56		1.56		(.25)
11/30/2013	27.72	(.08)	11.23	11.15	—	(.88)	(.88)	37.99	41.46	33		1.59		1.59		(.25)
Class R-2:
11/30/2017	34.65	(.20)	11.58	11.38	—	(.71)	(.71)	45.32	33.50	200		1.56		1.56		(.52)
11/30/2016	37.03	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	34.65	(.79)	164		1.59		1.59		(.48)
11/30/2015	38.84	(.17)	1.39	1.22	—	(3.03)	(3.03)	37.03	3.45	186		1.55		1.55		(.47)
11/30/2014	38.16	(.08)	3.15	3.07	—	(2.39)	(2.39)	38.84	8.41	185		1.57		1.57		(.22)
11/30/2013	27.84	(.07)	11.27	11.20	—	(.88)	(.88)	38.16	41.47	173		1.57		1.57		(.23)
Class R-2E:
11/30/2017	36.29	(.10)	12.14	12.04	(.07)	(.71)	(.78)	47.55	33.88	7		1.27		1.27		(.25)
11/30/2016	38.85	(.07)	(.14)	(.21)	(.29)	(2.06)	(2.35)	36.29	(.44)	2		1.26		1.26		(.19)
11/30/2015	40.60	.06	1.54	1.60	(.32)	(3.03)	(3.35)	38.85	4.33 [8]	—	[9]	.84	[8]	.84	[8]	.16 [8]
11/30/2014[5,13]	40.22	.01	.37	.38	—	—	—	40.60	.94 [7,8]	—	[9]	.17	[7,8]	.17	[7,8]	.03 [7,8]

22	The New Economy Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[2,4]
Class R-3:
11/30/2017	$35.90	$(.03)	$12.04	$12.01	$—	$(.71)	$(.71)	$47.20	34.10%	$342		1.11%		1.11%		(.08)%
11/30/2016	38.14	(.01)	(.15)	(.16)	(.02)	(2.06)	(2.08)	35.90	(.33)	286		1.13		1.13		(.02)
11/30/2015	39.84	(.01)	1.43	1.42	(.09)	(3.03)	(3.12)	38.14	3.91	327		1.11		1.11		(.04)
11/30/2014	38.98	.08	3.23	3.31	(.06)	(2.39)	(2.45)	39.84	8.88	328		1.13		1.13		.21
11/30/2013	28.38	.06	11.50	11.56	(.08)	(.88)	(.96)	38.98	42.09	262		1.15		1.15		.19
Class R-4:
11/30/2017	36.34	.09	12.19	12.28	(.09)	(.71)	(.80)	47.82	34.51	438		.81		.81		.23
11/30/2016	38.61	.10	(.16)	(.06)	(.15)	(2.06)	(2.21)	36.34	(.04)	348		.82		.82		.29
11/30/2015	40.29	.10	1.46	1.56	(.21)	(3.03)	(3.24)	38.61	4.25	397		.81		.81		.27
11/30/2014	39.36	.20	3.26	3.46	(.14)	(2.39)	(2.53)	40.29	9.22	368		.81		.81		.52
11/30/2013	28.67	.16	11.60	11.76	(.19)	(.88)	(1.07)	39.36	42.52	252		.83		.83		.49
Class R-5E:
11/30/2017	36.57	.19	12.27	12.46	(.15)	(.71)	(.86)	48.17	34.86	—	[9]	.61		.55		.43
11/30/2016	38.93	.14	(.15)	(.01)	(.29)	(2.06)	(2.35)	36.57	.11	—	[9]	.69		.69		.41
11/30/2015[5,14]	38.84	— [12]	.09	.09	—	—	—	38.93	.23 [7]	—	[9]	.02	[7]	.02	[7]	— [7,15]
Class R-5:
11/30/2017	36.91	.22	12.34	12.56	(.20)	(.71)	(.91)	48.56	34.88	137		.51		.51		.53
11/30/2016	39.17	.22	(.16)	.06	(.26)	(2.06)	(2.32)	36.91	.30	106		.52		.52		.61
11/30/2015	40.80	.22	1.47	1.69	(.29)	(3.03)	(3.32)	39.17	4.55	160		.50		.50		.57
11/30/2014	39.80	.35	3.27	3.62	(.23)	(2.39)	(2.62)	40.80	9.54	152		.52		.52		.88
11/30/2013	28.98	.26	11.71	11.97	(.27)	(.88)	(1.15)	39.80	42.93	233		.53		.53		.79
Class R-6:
11/30/2017	36.81	.24	12.32	12.56	(.24)	(.71)	(.95)	48.42	34.98	2,474		.46		.46		.58
11/30/2016	39.08	.22	(.15)	.07	(.28)	(2.06)	(2.34)	36.81	.31	1,920		.47		.47		.64
11/30/2015	40.73	.24	1.47	1.71	(.33)	(3.03)	(3.36)	39.08	4.61	1,590		.46		.46		.62
11/30/2014	39.73	.34	3.29	3.63	(.24)	(2.39)	(2.63)	40.73	9.60	1,421		.46		.46		.86
11/30/2013	28.93	.28	11.69	11.97	(.29)	(.88)	(1.17)	39.73	43.02	945		.48		.48		.84

	Year ended November 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	28%	25%	34%	27%	29%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.09 and .22 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Amount less than .01%.

See Notes to Financial Statements

The New Economy Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
January 12, 2018

24	The New Economy Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2017, through November 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The New Economy Fund	25

	Beginning account value 6/1/2017	Ending account value 11/30/2017	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,159.54	$4.22	.78%
Class A — assumed 5% return	1,000.00	1,021.16	3.95	.78
Class C — actual return	1,000.00	1,154.87	8.54	1.58
Class C — assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class T — actual return	1,000.00	1,160.69	3.20	.59
Class T — assumed 5% return	1,000.00	1,022.11	2.99	.59
Class F-1 — actual return	1,000.00	1,159.14	4.55	.84
Class F-1 — assumed 5% return	1,000.00	1,020.86	4.26	.84
Class F-2 — actual return	1,000.00	1,160.94	3.03	.56
Class F-2 — assumed 5% return	1,000.00	1,022.26	2.84	.56
Class F-3 — actual return	1,000.00	1,161.31	2.55	.47
Class F-3 — assumed 5% return	1,000.00	1,022.71	2.38	.47
Class 529-A — actual return	1,000.00	1,159.05	4.55	.84
Class 529-A — assumed 5% return	1,000.00	1,020.86	4.26	.84
Class 529-C — actual return	1,000.00	1,154.44	8.80	1.63
Class 529-C — assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class 529-E — actual return	1,000.00	1,157.78	5.84	1.08
Class 529-E — assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class 529-T — actual return	1,000.00	1,160.21	3.47	.64
Class 529-T — assumed 5% return	1,000.00	1,021.86	3.24	.64
Class 529-F-1 — actual return	1,000.00	1,160.20	3.41	.63
Class 529-F-1 — assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 — actual return	1,000.00	1,154.74	8.43	1.56
Class R-1 — assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 — actual return	1,000.00	1,154.93	8.37	1.55
Class R-2 — assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2E — actual return	1,000.00	1,156.65	6.87	1.27
Class R-2E — assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class R-3 — actual return	1,000.00	1,157.72	6.00	1.11
Class R-3 — assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 — actual return	1,000.00	1,159.25	4.38	.81
Class R-4 — assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5E — actual return	1,000.00	1,160.99	2.98	.55
Class R-5E — assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 — actual return	1,000.00	1,160.88	2.76	.51
Class R-5 — assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-6 — actual return	1,000.00	1,161.45	2.49	.46
Class R-6 — assumed 5% return	1,000.00	1,022.76	2.33	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	The New Economy Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2017:

Long-term capital gains	$315,153,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$979,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

The New Economy Fund	27

Approval of Investment Advisory and Service Agreement

The New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income a secondary consideration. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Index, the Lipper Growth Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	The New Economy Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The New Economy Fund	29

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30	The New Economy Fund

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The New Economy Fund	31

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32	The New Economy Fund

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The New Economy Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	80	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble, Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., PhD, 1955	2017	President, The Andrew W. Mellon Foundation; former Executive Vice President, Provost, Emory University	3	2U, Inc.
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Stefanie Powers retired from the fund on December 31, 2017. The trustees thank Ms. Powers for her wise counsel, outstanding service and dedication to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Timothy D. Armour, 1960 Vice Chairman of the Board	1991	Chairman of the Board, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and CEO, The Capital Group Companies, Inc.[7]	1	None
Claudia P. Huntington, 1952 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The New Economy Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Mark E. Denning, 1957 Senior Vice President	2006	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Harold H. La, 1970 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Harold H. La, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The New Economy Fund	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The New Economy Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2017, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$125,000
2017	$134,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	$9,000
2017	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:

Not Applicable

b) Audit-Related Fees:
2016	$17,000
2017	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	$9,000
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$2,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $39,000 for fiscal year 2016 and $60,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®

Investment portfolio

November 30, 2017

Common stocks 91.06% Information technology 32.60%	Shares	Value (000)
Tencent Holdings Ltd.1	10,681,100	$551,349
Samsung Electronics Co., Ltd.1	230,296	541,084
Alphabet Inc., Class C2	245,288	250,539
Alphabet Inc., Class A2	192,695	199,665
Micron Technology, Inc.2	9,968,000	422,544
Skyworks Solutions, Inc.	3,467,150	363,149
Alibaba Group Holding Ltd. (ADR)2	1,521,400	269,410
Qorvo, Inc.2	3,294,480	252,291
Accenture PLC, Class A	1,568,300	232,124
Applied Materials, Inc.	3,945,000	208,178
SK hynix, Inc.1	2,868,000	204,382
Apple Inc.	1,022,300	175,682
Baidu, Inc., Class A (ADR)2	614,380	146,579
AAC Technologies Holdings Inc.1	7,135,500	143,951
Trimble Inc.2	3,309,430	138,963
Texas Instruments Inc.	1,345,000	130,855
Zebra Technologies Corp., Class A2	1,105,800	121,992
Arista Networks, Inc.2	494,000	115,161
Lumentum Holdings Inc.2	2,096,207	113,300
Broadcom Ltd.	394,000	109,508
WIN Semiconductors Corp.1	9,550,000	103,228
Autodesk, Inc.2	900,000	98,730
Intel Corp.	2,150,000	96,406
Murata Manufacturing Co., Ltd.1	620,000	84,430
Hamamatsu Photonics KK1	2,210,000	76,021
MasterCard Inc., Class A	484,900	72,963
Harris Corp.	500,000	72,250
Moneysupermarket.com Group PLC1	15,762,066	71,440
Microsoft Corp.	808,000	68,009
Western Union Co.	3,435,000	67,635
Inphi Corp.2	1,537,035	63,126
Vantiv, Inc., Class A2	832,000	62,400
Cray Inc.2,3	2,643,010	60,129
International Business Machines Corp.	390,000	60,048
CommScope Holding Co., Inc.2	1,390,000	50,026
ASML Holding NV1	272,340	47,884
Topcon Corp.1	2,043,500	45,501
MACOM Technology Solutions Holdings, Inc.2	1,300,000	42,367
Finisar Corp.2	2,033,901	40,698
Viavi Solutions Inc.2	3,983,000	37,321
salesforce.com, inc.2	275,500	28,740
LG Display Co., Ltd.1	1,003,895	28,619
Amphenol Corp., Class A	227,917	20,647
II-VI, Inc.2	400,413	18,980
Worldpay Group PLC1	1,743,000	9,944

The New Economy Fund — Page 1 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Nintendo Co., Ltd.1	8,506	$3,453
Flex Ltd.2	154,000	2,783
		6,124,484
Health care 17.63%
Thermo Fisher Scientific Inc.	2,050,000	395,158
AbbVie Inc.	3,929,170	380,815
Bluebird Bio, Inc.2	2,109,134	364,458
Stryker Corp.	1,311,550	204,602
Amgen Inc.	860,322	151,124
GW Pharmaceuticals PLC (ADR)2	1,172,180	145,925
LivaNova PLC2	1,650,000	143,847
UnitedHealth Group Inc.	618,800	141,192
BioMarin Pharmaceutical Inc.2	1,535,130	131,714
Hologic, Inc.2	3,139,000	130,959
Shire PLC1	2,100,000	104,171
Medtronic PLC	1,195,500	98,186
China Biologic Products Holdings, Inc.2	1,013,777	84,742
Daiichi Sankyo Co., Ltd.1	3,400,000	82,110
Insulet Corp.2	1,019,000	73,093
Boston Scientific Corp.2	2,551,292	67,048
Illumina, Inc.2	287,300	66,088
NuVasive, Inc.2	1,113,500	64,238
Abbott Laboratories	1,051,000	59,245
Grifols, SA, Class B (ADR)	1,952,000	44,408
Grifols, SA, Class A, non-registered shares1	457,670	13,362
Ultragenyx Pharmaceutical Inc.2	1,105,408	55,812
Express Scripts Holding Co.2	800,000	52,144
McKesson Corp.	350,000	51,709
Essilor International SA1	313,975	40,397
QIAGEN NV1	1,243,006	39,288
Humana Inc.	147,600	38,503
PerkinElmer, Inc.	453,000	33,377
Mesoblast Ltd.1,2,3	27,601,583	28,138
Mesoblast Ltd. (ADR)2,3	372,800	1,946
Gilead Sciences, Inc.	266,000	19,891
athenahealth, Inc.2	30,214	4,015
		3,311,705
Consumer discretionary 15.11%
Netflix, Inc.2	3,643,100	683,373
Galaxy Entertainment Group Ltd.1	52,996,000	381,704
Amazon.com, Inc.2	314,325	369,882
Marriott International, Inc., Class A	1,234,600	156,794
Twenty-First Century Fox, Inc., Class A	4,800,000	153,312
Naspers Ltd., Class N1	418,000	112,144
Priceline Group Inc.2	59,840	104,104
Kering SA1	220,000	97,659
Daily Mail and General Trust PLC, Class A, non voting1	12,636,701	91,370
lululemon athletica inc.2	1,113,000	74,527
Aramark	1,614,000	68,756
Sony Corp.1	1,446,000	67,310
Home Depot, Inc.	305,800	54,989
Entertainment One Ltd.1	12,759,700	52,778
Elang Mahkota Teknologi Tbk PT1	74,856,600	50,362

The New Economy Fund — Page 2 of 5

Common stocks Consumer discretionary (continued)	Shares	Value (000)
JCDecaux SA1	1,173,000	$48,884
William Hill PLC1	10,980,000	42,920
Eros International PLC, Class A2	2,626,956	33,099
Eros International PLC, Class A2,4	188,000	2,369
Five Below, Inc.2	509,220	31,470
Melco Resorts & Entertainment Ltd. (ADR)	1,204,400	31,447
ServiceMaster Global Holdings, Inc.2	633,112	30,947
BorgWarner Inc.	527,000	29,343
Viacom Inc., Class B	1,002,080	28,379
NIKE, Inc., Class B	346,400	20,930
Paddy Power Betfair PLC1	85,200	9,497
Altice NV, Class A1,2	927,093	7,329
Altice NV, Class B1,2	221,000	1,743
		2,837,421
Financials 10.78%
Kotak Mahindra Bank Ltd.1	14,190,882	220,875
Webster Financial Corp.	2,657,500	152,461
AIA Group Ltd.1	18,391,800	149,910
HDFC Bank Ltd.1	4,497,000	129,410
EXOR NV1	2,108,000	127,846
Banco Santander, SA1	18,813,487	126,516
Prudential PLC1	4,900,000	123,279
Wells Fargo & Co.	1,942,600	109,699
American International Group, Inc.	1,814,711	108,810
Essent Group Ltd.2	2,400,000	106,200
Barclays PLC1	39,981,344	104,237
UniCredit SpA1,2	5,070,363	102,101
Charles Schwab Corp.	1,982,000	96,702
JPMorgan Chase & Co.	800,000	83,616
East West Bancorp, Inc.	1,250,000	76,925
Berkshire Hathaway Inc., Class B2	311,200	60,065
Leucadia National Corp.	2,010,000	52,883
SVB Financial Group2	135,300	30,800
Goldman Sachs Group, Inc.	108,500	26,869
Banco BPM SPA1,2	6,876,761	23,617
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,106,300	7,854
PNC Financial Services Group, Inc.	35,000	4,920
		2,025,595
Industrials 5.95%
CSX Corp.	3,809,400	212,374
Union Pacific Corp.	994,954	125,862
Ryanair Holdings PLC (ADR)2	1,026,999	125,232
Nidec Corp.1	870,000	119,075
Nielsen Holdings PLC	2,513,100	92,281
AKR Corporindo Tbk PT1	173,899,680	81,957
Airbus SE, non-registered shares1	680,300	70,691
Old Dominion Freight Line, Inc.	420,000	54,281
Meggitt PLC1	8,050,000	52,918
Airports of Thailand PCL, foreign registered1	25,989,000	49,680
JG Summit Holdings, Inc.1	33,268,800	45,658
Leonardo SPA1	3,500,000	41,788

The New Economy Fund — Page 3 of 5

Common stocks Industrials (continued)	Shares	Value (000)
J.B. Hunt Transport Services, Inc.	234,143	$26,022
Babcock International Group PLC1	2,076,923	19,583
		1,117,402
Consumer staples 2.00%
Costco Wholesale Corp.	570,200	105,162
AMOREPACIFIC Corp.1	317,150	90,165
Associated British Foods PLC1	2,265,940	89,970
COSMOS Pharmaceutical Corp.1	225,000	50,828
Herbalife Ltd.2	573,600	40,232
		376,357
Materials 0.98%
Nitto Denko Corp.1	916,676	90,593
Croda International PLC1	1,313,103	75,947
International Flavors & Fragrances Inc.	117,800	18,311
		184,851
Utilities 0.71%
ENN Energy Holdings Ltd.1	18,266,000	133,448
Energy 0.39%
Schlumberger Ltd.	1,160,000	72,906
Telecommunication services 0.30%
Verizon Communications Inc.	1,091,000	55,521
Miscellaneous 4.61%
Other common stocks in initial period of acquisition		865,044
Total common stocks (cost: $10,429,413,000)		17,104,734
Bonds, notes & other debt instruments 0.40% U.S. Treasury bonds & notes 0.40% U.S. Treasury 0.40%	Principal?amount (000)
U.S. Treasury 0.875% 2018	$75,000	74,884
Total bonds, notes & other debt instruments (cost: $74,927,000)		74,884
Short-term securities 8.78%
Apple Inc. 1.17%–1.24% due 12/5/2017–1/8/20184	185,000	184,903
Bank of New York Mellon Corp. 1.18%–1.21% due 12/5/2017–1/22/2018	125,100	124,945
CAFCO, LLC 1.30%–1.49% due 12/5/2017–2/22/20184	28,450	28,408
Chevron Corp. 1.10%–1.14% due 12/4/2017–12/18/20174	122,200	122,157
Cisco Systems, Inc. 1.23%–1.24% due 1/10/2018–1/17/20184	97,700	97,546
Colgate-Palmolive Co. 1.09% due 12/11/20174	9,200	9,197
Eli Lilly and Co. 1.24% due 1/10/20184	50,000	49,931
Emerson Electric Co. 1.26% due 1/25/20184	79,100	78,943
Estée Lauder Companies Inc. 1.18% due 12/19/20174	40,400	40,374
Federal Home Loan Bank 1.08%–1.25% due 1/5/2018–2/28/2018	295,500	294,988

The New Economy Fund — Page 4 of 5

Short-term securities	Principal?amount (000)	Value (000)
General Electric Co. 1.10% due 12/1/2017	$44,800	$44,799
IBM Corp. 1.23%–1.25% due 12/20/2017–12/29/20174	124,300	124,205
IBM Credit Corp. 1.23%–1.42% due 12/20/2017–2/21/20184	75,400	75,233
John Deere Financial Inc. 1.26%–1.32% due 1/9/2018–1/10/20184	40,900	40,843
Microsoft Corp. 1.30%–1.32% due 1/25/2018–2/6/20184	113,800	113,572
Pfizer Inc. 1.18% due 12/18/20174	50,000	49,972
Procter & Gamble Co. 1.20% due 1/2/20184	47,200	47,148
U.S. Treasury Bill 1.22% due 2/22/2018	100,000	99,731
Wal-Mart Stores, Inc. 1.14% due 12/4/20174	22,300	22,297
Total short-term securities (cost: $1,649,207,000)		1,649,192
Total investment securities 100.24% (cost: $12,153,547,000)		18,828,810
Other assets less liabilities (0.24)%		(44,461)
Net assets 100.00%		$18,784,349

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,495,377,000, which represented 29.26% of the net assets of the fund. This amount includes $5,365,965,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,087,098,000, which represented 5.79% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-014-0118O-S60684	The New Economy Fund — Page 5 of 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of The New Economy Fund (the "Fund") as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

January 12, 2018

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2017